UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of

the Securities Exchange Act Of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Momentive Global Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! MOMENTIVE GLOBAL, INC. 2022 Annual Meeting Vote by June 6, 2022 11:59 PM ET MOMENTIVE GLOBAL, INC. ONE CURIOSITY WAY SAN MATEO, CA 94403 D76435-P73142 You invested in MOMENTIVE GLOBAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 7, 2022 at 12:00 PM, PDT. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control Smartphone users Vote Virtually at the Meeting* Point your camera here and June 7, 2022 12:00 PM, PDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/MNTV2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting, which can be found in more detail in the proxy materials. The proxy materials contain important information and are available on the internet and by mail. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review the proxy materials before voting. Voting Items Board Recommends 2. Election of Directors Nominees: 01) Alexander J. “Zander” Lurie For 02) Dana Evan 03) Sagar Gupta 1. Approval of the Amendment of the Certificate of Incorporation of the Company to Declassify the Board of Directors. For 3. Advisory vote to approve named executive officer compensation (“Say-on-Pay”). For 4. Ratification of appointment of Ernst & Young LLP as the independent registered accountants of Momentive Global, Inc. For for the fiscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D76436-P73142